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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 2, 2000

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): FEBRUARY 1, 2000



                               NBC INTERNET, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  000-27899                    94-3333463
-------------------------------     -----------              -------------------
(State or other jurisdiction of     (Commission                 (IRS Employer
        incorporation)              File Number)             Identification No.)



                                 225 Bush Street
                         San Francisco, California 94104
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 288-2500



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On February 1, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         99.1 Press Release issued by the Registrant dated February 1, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NBC INTERNET, INC.



Date:  February 2, 2000             /s/ John Harbottle
                                    --------------------------------------------

                                    John Harbottle, Executive Vice President
                                    Finance and Chief Financial Officer